Risk and uncertainties	12 Months Ended
Mar. 31, 2023
Risks and Uncertainties [Abstract]
Risk and uncertainties
31. Risk and uncertainties
a) The COVID-19 pandemic affected the world economy over the previous more than two years. The extent to which any new wave of
COVID-19
or another contagious disease or pandemic will impact the Bank’s results will depend on ongoing as well as future developments, including, among other things, any new information concerning the severity of the COVID-19 pandemic or another contagious disease or pandemic, and any action to contain its spread or mitigate its impact whether government-mandated or elected by us.
b) On September 3, 2020, a securities class action lawsuit was filed against the Bank and certain of its current and former directors in the United States District Court for the Eastern District of New York (the “Court”). As amended, the complaint alleged that the Bank, its former managing director, Mr. Aditya Puri, and the present managing director and CEO, Mr. Sashidhar Jagdishan, made materially false and misleading statements regarding certain aspects of the Bank’s business and compliance policies, which the complaint alleged resulted in the Bank’s ADS price declining on July 13, 2020, thereby allegedly causing damage to the Bank’s investors. On June 7, 2023, the Court dismissed the lawsuit with prejudice, whereby the plaintiffs cannot refile the same claim before the Court. Accordingly, no liability has been recorded in the Bank’s consolidated financial statements.
c) The Bank continues to monitor the developments in the ongoing war between Russia and Ukraine which complicates the geopolitical landscape. The United States, the United Kingdom and the European Union have expanded sanctions significantly against Russia which could impact global markets and thus the Bank and its customers. The Bank seeks to manage the associated impacts on its customers and business.